October 2009

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Massachusetts Mutual Variable Annuity Separate Account 4

Post-Effective Amendment No. 15 to Registration Statement

No. 333-112626 on Form N-4

Ladies and Gentlemen:

Pursuant to Rule 485(a) under the Securities Act of 1933 (the “1933 Act”), please find enclosed, on behalf of the above-named Registrant, Post-Effective Amendment No. 15 to Registration Statement No. 333-112626 on Form N-4.

I have filed this post-effective amendment because Massachusetts Mutual Life Insurance Company (“MassMutual”) has decided to make available to applicants a new option called MassMutual Lifetime Income Protector and offer an additional allocation option (Custom Allocation Choice Select).

I have highlighted all of the changes in this post-effective amendment. In the next few days, I will send the Office of Insurance Products both a clean version and a marked version of the filing by overnight mail.

This post-effective amendment does not contain financial statements. I will insert the appropriate financial statements as part of the post-effective amendment that I will file in response to the Staff’s comments on this filing.

Please contact me if you have any questions regarding this matter. I may be reached at (860) 562-2420 or jrodolakis@massmutual.com.

Sincerely,

/s/ James M. Rodolakis

James M. Rodolakis

Vice President and Senior Counsel